As filed with the Securities and Exchange Commission on July 13, 2001.
                                                    Registration No. 333-_______
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                             SONICBLUE INCORPORATED
             (Exact name of registrant as specified in its charter)


                    Delaware                                77-0204341
        (State or other jurisdiction of                  (I.R.S. Employer
         incorporation or organization)                 Identification No.)

         2841 Mission College Boulevard
            Santa Clara, California                            95054
    (Address of Principal Executive Offices)                (Zip Code)

               Go-Video, Inc. 1987 Nonstatutory Stock Option Plan
               Go-Video, Inc. 1989 Nonstatutory Stock Option Plan
                 Go-Video, Inc. 1991 Employee Stock Option Plan
          Go-Video, Inc. 1991 Nonstatutory Directors' Stock Option Plan
           Sensory Science Corporation 1993 Employee Stock Option Plan
      Sensory Science Corporation Nonemployee Directors' Stock Option Plan
                            (Full title of the plan)

             Kenneth F. Potashner                             Copy to:
            Chief Executive Officer                        Stanton D. Wong
             SONICblue Incorporated                     Gabriella A. Lombardi
         2841 Mission College Boulevard                Pillsbury Winthrop LLP
             Santa Clara, CA 95054                       2550 Hanover Street
                 (408) 588-8000                          Palo Alto, CA 94304
      (Name, address and telephone number,                 (650) 233-4600
   including area code, of agent for service)


----------------------------------------------------------------------------------------------------------------------
                                            CALCULATION OF REGISTRATION FEE
======================================================================================================================

                                                   Amount To    Proposed Maximum   Proposed Maximum
                                                       Be        Offering Price       Aggregate         Amount of
      Title of Securities To Be Registered         Registered     per Share(1)    Offering Price(1)  Registration Fee
----------------------------------------------------------------------------------------------------------------------
Common Stock, $.0001 par value(2):  To be issued
under the Go-Video, Inc. 1987 Nonstatutory Stock
Option Plan                                            9,403        $10.27             $96,569              $24.14
----------------------------------------------------------------------------------------------------------------------
Common Stock, $.0001 par value(2):  To be issued
under the Go-Video, Inc. 1989 Nonstatutory Stock
Option Plan                                           21,135        $32.86             $694,496            $173.62
----------------------------------------------------------------------------------------------------------------------
Common Stock, $.0001 par value(2):  To be issued
under the Go-Video, Inc. 1991 Employee Stock
Option Plan                                           27,041        $28.76             $777,699            $194.42
----------------------------------------------------------------------------------------------------------------------
Common Stock, $.0001 par value(2):  To be issued
under the Go-Video, Inc. 1991 Nonstatutory
Directors' Stock Option Plan                          36,413        $32.18             $1,171,770          $292.94
----------------------------------------------------------------------------------------------------------------------
Common Stock, $.0001 par value(2):  To be issued
under the Sensory Science Corporation 1993
Employee Stock Option Plan                            71,328        $41.08             $2,930,154          $732.54
----------------------------------------------------------------------------------------------------------------------
Common Stock, $.0001 par value(2):  To be issued
under the Sensory Science Corporation
Nonemployee Directors' Stock Option Plan              13,695        $24.65             $337,582             $84.40
----------------------------------------------------------------------------------------------------------------------
Total Registration Fee                                  N/A           N/A                 N/A               $1,503
======================================================================================================================

(1) Estimated solely for the purposes of calculating the amount of the registration fee pursuant to Rule 457(h)(1) under the Securities Act of 1933, as amended. The offering prices are based upon the exercise prices for options previously granted by Sensory Science Corporation

(2) Associated with the Common Stock are rights to purchase Preferred Stock that will not be exercisable or evidenced separately from the Common Stock prior to the occurrence of certain events.

The Registration Statement shall become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.

SONICblue Incorporated (the "Registrant") acquired all of the issued and outstanding capital stock of Sensory Science Corporation ("Sensory Science") pursuant to an Agreement and Plan of Merger, dated as of January 31, 2001, among the Registrant, Sensory Science and Phoenix I Acquisition Corp. The shares to be registered hereunder are issuable pursuant to options assumed by the Registrant that were originally granted under the Go-Video, Inc. 1987 Nonstatutory Stock Option Plan, the Go-Video, Inc. 1989 Nonstatutory Stock Option Plan, the Go-Video, Inc. 1991 Employee Stock Option Plan, the Go-Video, Inc. 1991 Nonstatutory Directors' Stock Option Plan, the Sensory Science Corporation 1993 Employee Stock Option Plan, the Sensory Science Corporation 2000 Stock Incentive Plan and the Sensory Science Corporation Nonemployee Directors' Stock Option Plan.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

Item 1. Plan Information.*

Item 2. Registrant Information and Employee Plan Annual Information.*

* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from the Registration Statement in accordance with Rule 428 under the Securities Act of 1933 and the Note to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Certain Documents by Reference.

         The following documents filed by Registrant (File No. 0-21126) with the Securities and Exchange Commission are incorporated by reference in this Registration Statement:

        (1) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000;

        (2) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001;

        (3) The Registrant's Current Reports on Form 8-K dated January 18, 2001 as amended by Form 8-K/A filed on February 28, 2001, and Current Reports on Form 8-K filed on February 5, March 26 and July 12, 2001;

        (4) The description of the Registrant's Common Stock contained in the Registration Statement on Form 8-A filed on January 21, 1993, as amended by Form 8-A/A filed on September 28, 1999; and

        (5) The description of the Registrant's Series A Participating Preferred Stock Purchase Rights contained in the Registration Statement on Form 8-A filed on May 20, 1998, as amended by Form 8-A/A filed on September 28, 1999.

        In addition, all documents subsequently filed by the Registrant pursuant to Section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

Item 4. Description of Securities.

        Not applicable.

Item 5. Interests of Named Experts and Counsel.

        Not applicable.

Item 6. Indemnification of Directors and Officers.

        Section 145 of the Delaware General Corporation Law provides for the indemnification of officers, directors, and other corporate agents in terms sufficiently broad to indemnify such persons under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the "Act"). Article VII of the Registrant's Restated Certificate of Incorporation and Article V of the Registrant's Bylaws provide for indemnification of the Registrant's directors, officers, employees and other agents to the extent and under the circumstances permitted by the Delaware General Corporation Law. The Registrant has also entered into agreements with its directors and officers that will require the Registrant, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors or officers to the fullest extent not prohibited by law.

Item 7. Exemptions from Registration Claimed.

        Not applicable.

Item 8. Exhibits.

   5.1      Opinion of Pillsbury Winthrop LLP.

   23.1     Consent of Ernst & Young LLP, Independent Auditors.

   23.2     Consent of Pillsbury Winthrop LLP (included in Exhibit 5.1).

   24.1     Power of Attorney (see page 6).

   99.1     Go-Video, Inc. 1987 Nonstatutory Stock Option Plan (1).

   99.2     Go-Video, Inc. 1989 Nonstatutory Stock Option Plan (2).

   99.3     Go-Video, Inc. 1991 Employee Stock Option Plan (3).

   99.4     Go-Video, Inc. 1991 Nonstatutory Directors' Stock Option Plan (4).

   99.5     Sensory Science Corporation 1993 Employee Stock Option Plan (5).

   99.6     Sensory Science Corporation Nonemployee Directors' Stock Option Plan
            (6).

-----------------

(1) Incorporated by reference to Exhibit 4-A to Go-Video, Inc.'s Registration Statement on Form S-8 (File No. 33-18428) filed on November 13, 1987.

(2) Incorporated by reference to Exhibit 10-C(2) to Go-Video, Inc.'s Registration Statement on Form S-2 (File No. 33-33033) filed on January 12, 1990.

(3) Incorporated by reference to Exhibit 28.1 to Go-Video, Inc.'s Registration Statement on Form S-8 (File No. 33-49926) filed on July 27, 1992.

(4) Incorporated by reference to Exhibit 28.1 to Go-Video, Inc.'s Registration Statement on Form S-8 (File No. 33-49924) filed on July 27, 1992.

(5) Incorporated by reference to Exhibit 10.24 to Go-Video, Inc.'s Transition Report on Form 10-K for the year ended December 31, 1995.

(6) Incorporated by reference to Exhibit 99 to Sensory Science Corporation's Registration Statement on Form S-8 (File No. 333-51578) filed on December 11, 2000.

Item 9. Undertakings.

        (a)    The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                   (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

                   (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                   (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

        Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

               (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the

Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on July 11, 2001.

                                     SONICBLUE INCORPORATED



                                     By        /s/ KENNETH F. POTASHNER
                                        ----------------------------------------
                                                 Kenneth F. Potashner
                                               Chief Executive Officer
                                            (Principal Executive Officer)


                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth F. Potashner and John J. Todd, and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                       Name                                         Title                           Date
                       ----                                         -----                           ----
           /s/ KENNETH F. POTASHNER                  President, Chief Executive Officer        July 11, 2001
----------------------------------------------       (Principal Executive Officer) and
               Kenneth F. Potashner                  Chairman of the Board


               /s/ JOHN J. TODD                      Vice President, Chief Financial           July 12, 2001
----------------------------------------------       Officer & Chief Operating Officer
                   John J. Todd                      (Principal Financial and
                                                     Accounting Officer)


              /s/ TERRY N. HOLDT                     Vice Chairman of the Board                July 11, 2001
----------------------------------------------
                  Terry N. Holdt


               /s/ ROBERT P. LEE                     Director                                  July 11, 2001
----------------------------------------------
                  Robert P. Lee

            /s/ CARMELO J. SANTORO                   Director                                  July 11, 2001
----------------------------------------------
                Carmelo J. Santoro


             /s/ JAMES T. SCHRAITH                   Director                                  July 11, 2001
----------------------------------------------
                James T. Schraith

                                INDEX TO EXHIBITS

   5.1      Opinion of Pillsbury Winthrop LLP.

   23.1     Consent of Ernst & Young LLP, Independent Auditors.

   23.2     Consent of Pillsbury Winthrop LLP (included in Exhibit 5.1).

   24.1     Power of Attorney (see page 6).

   99.1     Go-Video, Inc. 1987 Nonstatutory Stock Option Plan (1).

   99.2     Go-Video, Inc. 1989 Nonstatutory Stock Option Plan (2).

   99.3     Go-Video, Inc. 1991 Employee Stock Option Plan (3).

   99.4     Go-Video, Inc. 1991 Nonstatutory Directors' Stock Option Plan (4).

   99.5     Sensory Science Corporation 1993 Employee Stock Option Plan (5).

   99.6     Sensory Science Corporation Nonemployee Directors' Stock Option Plan
            (6).

-----------------

(1) Incorporated by reference to Exhibit 4-A to Go-Video, Inc.'s Registration Statement on Form S-8 (File No. 33-18428) filed on November 13, 1987.

(2) Incorporated by reference to Exhibit 10-C(2) to Go-Video, Inc.'s Registration Statement on Form S-2 (File No. 33-33033) filed on January 12, 1990.

(3) Incorporated by reference to Exhibit 28.1 to Go-Video, Inc.'s Registration Statement on Form S-8 (File No. 33-49926) filed on July 27, 1992.

(4) Incorporated by reference to Exhibit 28.1 to Go-Video, Inc.'s Registration Statement on Form S-8 (File No. 33-49924) filed on July 27, 1992.

(5) Incorporated by reference to Exhibit 10.24 to Go-Video, Inc.'s Transition Report on Form 10-K for the year ended December 31, 1995.

(6) Incorporated by reference to Exhibit 99 to Sensory Science Corporation's Registration Statement on Form S-8 (File No. 333-51578) filed on December 11, 2000.